EXHIBIT 10.2



                    BILL OF SALE AND INSTRUMENT OF ASSIGNMENT


         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, WORLDWIDE WEB NETWORX CORPORATION ("Transferor"), pursuant to that certain Acquisition Agreement (the "Agreement") of even date herewith by and between Transferor and NA ACQUISITION CORP. ("Transferee"), hereby transfers, conveys, assigns and delivers to Transferee, its successors and assigns, forever, good and marketable right, title and interest in and to the Purchased Assets (as that term is defined in the Agreement), free and clear of all liens and encumbrances.

         Transferor hereby constitutes and appoints Transferee, its successors and assigns, as Transferor's true and lawful attorney-in-fact, with full power of substitution, in Transferor's name and stead, but on behalf of and for the benefit of Transferee, its successors and assigns, to demand and receive any and all of the Purchased Assets and to give and receive receipts and releases for and in respect of the same, and from time to time to institute and prosecute, in Transferor's name or otherwise, at the expense and for the benefit of Transferee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Transferee, its successors or assigns, may deem proper for the collection or reduction to possession of the Purchased Assets or for the collection and enforcement of any claim or right of any kind conveyed and assigned, or intended to be so, pursuant to the Agreement, Transferor hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable.

         IN WITNESS WHEREOF, Transferor has duly executed this Instrument on February 23, 1999.


                                           WORLDWIDE WEB NETWORX CORPORATION



                                           By /s/ Robert D. Kohn
                                             ----------------------------
                                               Title:  President